Principal Funds, Inc.

Supplement dated March 18, 2019
to the Statement of Additional Information dated March 1, 2019

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

On or about July 1, 2019, High Yield Fund I will change its name to High Income Fund. On that date, delete all references in this Statement of Additional Information to High Yield Fund I, and replace with High Income Fund.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Delete the second-to-last sentence of the first paragraph, and replace with the following:

The Board is currently composed of eleven members, nine of whom are Independent Directors.

Delete references to Nora M. Everett.

In the Management Information - Officers of the Fund table, delete the row for Layne A. Rasmussen.

INVESTMENT ADVISORY AND OTHER SERVICES

Effective April 1, 2019, under Investment Advisors-Management Agreement, delete the row for Finisterre Unconstrained Emerging Markets Bond and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Over $1.5 billion
Finisterre Unconstrained Emerging Markets Bond	0.75%	0.74%	0.73%	0.72%

Effective April 1, 2019, under Investment Advisors-Contractual Limits on Total Annual Fund Operating Expenses, delete the row for Finisterre Unconstrained Emerging Markets Bond and replace with the following:

Fund	A	C	J	Inst.	Expiration
Finisterre Unconstrained Emerging Markets Bond	1.20%	N/A	N/A	0.85%	2/28/2021

Effective April 1, 2019, under Investment Advisors-Contractual Management Fee Waivers, delete the row for Finisterre Unconstrained Emerging Markets Bond.

After the Custodian section, add the following new section:

Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent for the Funds. The Funds did not loan their securities or employ The Bank of New York Mellon as securities lending agent during their most recently ended fiscal year.

PROXY VOTING POLICIES AND PROCEDURES

Add the following after the second paragraph:

For Funds that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., a Fund) is not entitled to vote the loaned securities, unless it recalls those securities. PGI will recall securities for voting purposes when it reasonably believes the ability to vote such securities outweighs the additional revenue that would be received if such securities were not recalled.